UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2019
 _________________________________
Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor		90025
Los Angeles,	California
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
Hudson Pacific Properties, Inc.                                     ☐
Hudson Pacific Properties, L.P.                                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Hudson Pacific Properties, Inc.                                     ☐
Hudson Pacific Properties, L.P.                                     ☐

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On December 12, 2019, Hudson Pacific Properties, Inc. (also referred to herein as the “Company,” “we,” “us,” or “our”) announced the promotion of Mark Lammas from Chief Financial Officer, Chief Operating Officer and Treasurer to President and Treasurer, effective January 1, 2020. Mr. Lammas, age 53, has served as Chief Operating Officer, Chief Financial Officer and Treasurer since 2015, and formerly served as Chief Financial Officer and Treasurer since the Company’s initial public offering in 2010.
On December 12, 2019, the Company also announced the appointment of Alex Vouvalides as Chief Operating Officer, effective January 1, 2020. Mr. Vouvalides, age 41, will hold the dual role of Chief Investment Officer and Chief Operating Officer. Mr. Vouvalides has served as the Company’s Chief Investment Officer since 2014, prior to which he held roles of increasing responsibility since joining the Company prior to its initial public offering in 2010.
On December 12, 2019, the Company also announced the promotion of Harout Diramerian from Chief Accounting Officer to Chief Financial Officer, effective January 1, 2020. Mr. Diramerian, age 45, has served as the Company’s Chief Accounting Officer since 2010, prior to which he held roles of increasing responsibility since joining the Company shortly after its initial public offering in 2010.
There are no arrangements or understandings pursuant to which Messrs. Lammas, Vouvalides or Diramerian was selected for his respective position, and there are no related party transactions between the Company and Messrs. Lammas, Vouvalides or Diramerian reportable under Item 404(a) of Regulation S-K. None of Messrs. Lammas, Vouvalides or Diramerian has any family relationship with any director or executive officer of the Company.
No changes have been made to the existing compensatory arrangements between the Company and Messrs. Lammas, Vouvalides or Diramerian. Any future changes to such compensatory arrangements will be reported on a subsequent Current Report on Form 8-K.
Item 7.01    Regulation FD Disclosure.

On December 12, 2019, the Company issued a press release announcing the promotion of Messrs. Lammas, Vouvalides and Diramerian. The press release is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or, otherwise subject to the liabilities of that section.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1**	Press release dated December 12, 2019.
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**     Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 12, 2019	Hudson Pacific Properties, Inc.
		By:	/s/ Mark Lammas
Mark Lammas Chief Operating Officer, Chief Financial Officer and Treasurer

Hudson Pacific Properties, L.P.
		By:	Hudson Pacific Properties, Inc.
Its General Partner
		By:	/s/ Mark Lammas
Mark Lammas Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1**	Press release dated December 12, 2019.
_____________
**     Furnished herewith.